UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2004

Oakley, Inc.
(Exact name of registrant as specified in its charter)

Washington	1-13848	95-3194947
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Icon
Foothill Ranch, California 92610
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code:
(949) 951-0991

N/A
(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

   (c) Exhibits.

      The following exhibit is furnished as part of this report:

      Exhibit 99.1 Press Release, dated April 21, 2004.

Item 12. Results of Operations and Financial Condition.

On April 21, 2004, Oakley, Inc. issued a press release announcing its financial results for the completed fiscal quarter ended March 31, 2004. A copy of the press release is furnished with this report as Exhibit 99.1.

The information included in Exhibit 99.1 is being "furnished" in accordance with Item 12 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OAKLEY, INC.

Date: April 22, 2004	By: /s/ Thomas George Name: Thomas George Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated April 21, 2004.